UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported):
August 9, 2006

Exact name of registrant as specified in its charter; Commission File No.:	Address of principal executive offices; zip code; registrant’s telephone number, including area code:	State or other jurisdiction of incorporation or organization; IRS Employer Identification No.:

Duquesne Light Holdings, Inc. 1-10290	411 Seventh Avenue Pittsburgh, PA 15219 412-393-6000	Pennsylvania 25-1598483

Duquesne Light Company 1-956	411 Seventh Avenue Pittsburgh, PA 15219 412-393-6000	Pennsylvania 25-0451600
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
     On August 9, 2006, Duquesne Light Holdings, Inc., issued its earnings release for the quarter ended June 30, 2006. A copy of the earnings release is incorporated by reference to Exhibit 99.1 hereto.
     Also on August 9, a live Internet broadcast of management’s presentation to members of the financial community was made. A transcript of the Internet broadcast is incorporated by reference to Exhibit 99.2 hereto.
     The information in Item 2.02 of this Form 8-K, including the accompanying Exhibits 99.1 and 99.2, is being furnished under Item 2.02 and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liability of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of the general incorporation language of such filing, except as shall be expressly set forth by specific reference in such filing.
Item 3.02. Unregistered Sales of Equity Securities.
     On August 11, 2006, Duquesne Light Holdings, Inc. sold an aggregate of 8,836,232 shares of common stock (no par value) for an aggregate price of $141,379,712. The shares were allocated as follows: 6,818,827 shares were sold to DUET Investment Holdings Limited and 2,017,405 shares were sold to Industry Funds Management (Nominees) Limited, as trustee of IFM (International Infrastructure) Wholesale Trust. The issuance of the common stock was exempt from the registration requirements of the Securities Act of 1933, as amended, pursuant to Section 4(2) thereof for transactions not involving a public offering.
Item 9.01. Financial Statements and Exhibits
     (c) Exhibits

10.1	Stock Purchase Agreement, dated as of July 5, 2006, by and among Duquesne Light Holdings, Inc., DUET Investment Holdings Limited and Industry Funds Management (Nominees) Limited, as trustee of IFM (International Infrastructure) Wholesale Trust. This exhibit is incorporated by reference to Exhibit 10.1 to Duquesne Light Holdings, Inc.’s Form 8-K filed with the SEC on July 6, 2006.

99.1	Earnings Release dated August 9, 2006

99.2	Transcript of Internet broadcast of August 9, 2006

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Duquesne Light Holdings, Inc.
(Registrant)

Date August 11, 2006	/s/ William F. Fields (Signature)
William F. Fields
Vice President and
Treasurer

Duquesne Light Company
(Registrant)

Date August 11, 2006	/s/ William F. Fields
(Signature)
William F. Fields
Vice President and
Treasurer